EXHIBIT 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet of the Combined Entity (as defined below) as of September 30, 2021, and the unaudited pro forma condensed combined statements of operations of the Combined Entity for the nine months ended September 30, 2021 and for the period from August 21, 2020 (inception) through December 31, 2020, and for the period from February 27, 2020 (inception) to December 31, 2020, present the combination of the financial information of FS Development Corp. II (“FSDC II”) , and Pardes Biosciences Sub, Inc. (f/k/a Pardes Biosciences, Inc.) (“Old Pardes”) after giving effect to the Business Combination, PIPE Investment and related adjustments described in the accompanying notes. FSDC II and Old Pardes are collectively referred to herein as the “Companies”, and the Companies, subsequent to the Business Combination and PIPE Investment, are referred to herein as the “Combined Entity.” The Business Combination is accounted for as a reverse recapitalization, pursuant to which the Business Combination is treated as the equivalent of Old Pardes issuing stock for the net assets of FSDC II, accompanied by a recapitalization. The net assets of FSDC II are stated at historical cost, with no goodwill or other intangible assets recorded. Historical operations of the Combined Entity are those of Old Pardes.

The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021, and for the year ended December 31, 2020, give pro forma effect to the Business Combination and PIPE Investment (the “Transactions”) as if they had occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of September 30, 2021, gives pro forma effect to the Transactions as if they were completed on September 30, 2021.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed combined financial information;

•

the audited historical financial statements of FSDC II as of December 31, 2020, and for the period from August 21, 2020 (inception) through December 31, 2020, and the related notes set forth in the prospectus filed pursuant to Rule 424(b)(3) under the Securities Act with the SEC on December 1, 2021, incorporated herein by reference;

•

the unaudited historical financial statements of FSDC II as of and for the nine months ended September 30, 2021, and the related notes set forth in the prospectus filed pursuant to Rule 424(b)(3) under the Securities Act with the SEC on December 1, 2021, incorporated herein by reference;

•

the unaudited historical financial statements of Old Pardes as of and for the nine months ended September 30, 2021, the audited historical financial statements as of December 31, 2020, and for the period from February 27, 2020 (inception) through December 31, 2020, and the related notes set forth in the prospectus filed pursuant to Rule 424(b)(3) under the Securities Act with the SEC on December 1, 2021, incorporated herein by reference;

•

the disclosures contained in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of FS Development II,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Pardes” set forth in the prospectus filed pursuant to Rule 424(b)(3) under the Securities Act with the SEC on December 1, 2021, incorporated herein by reference.

The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Combined Entity’s financial condition or results of operations would have been had the Transactions occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Entity. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed.

The Combined Entity believes that its assumptions and methodologies provide a reasonable basis for presenting all the significant effects of the transactions based on information available to management at this time and that the unaudited pro forma transaction accounting adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

On December 23, 2021, the Combined Entity consummated the previously announced Business Combination pursuant to the Merger Agreement dated June 29, 2021, as amended as of November 7, 2021 (as amended, the “Merger Agreement”), between FSDC II, Orchard Merger Sub, Inc. (“Merger Sub”), Old Pardes and Shareholder Representative Services, LLC, through which Merger Sub merged with and into Old Pardes, with Old Pardes as the surviving company in the Merger. Upon the closing of the Business Combination, FSDC II changed its name to “Pardes Biosciences, Inc.”. Old Pardes is considered the accounting acquirer, as further discussed in Note 2, Basis of Presentation, of the unaudited pro forma condensed combined financial information.

The following unaudited pro forma condensed combined financial information presented herein reflects the redemption of 243,989 shares of common stock by FSDC II shareholders in conjunction with the shareholder meeting held on December 23, 2021, to vote on the Business Combination contemplated by the Merger Agreement.

COMBINED ENTITY

UNAUDITED PRO FORMA CONDENSED

COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2021

(in thousands)

	Historical
	FSDC II (B)	Old Pardes (A)	Transaction Pro Forma Adjustments	Note 3		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$48	$26,384	$252,438	(a	)	$278,870
Prepaid expenses and other current assets	523	676	5,363	(a	)	6,562

Total Current Assets	571	27,060	257,801			285,432
Cash held in Trust Account	201,262	—	(201,262)	(a	)	—
Deferred offering costs associated with proposed public offering	—	1,521	(1,521)	(a	)	—

Total Assets	$201,833	$28,581	$55,018			$285,432

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$184	$2,747	$(417)	(a	)	$2,514
Accrued expenses	2,165	3,224	(2,234)	(a	)	3,155
Franchise tax payable	149	—	(149)	(a	)	—

Total Current Liabilities	2,498	5,971	(2,800)			5,669
Deferred underwriting commissions	7,044	—	(7,044)	(a	)	—

Total Liabilities	9,542	5,971	(9,844)			5,669

Convertible preferred stock	—	59,132	(59,132)	(b	)	—
Class A common stock subject to redemption	201,250	—	(201,250)	(b	)	—
Stockholders’ Equity (Deficit)
Preferred stock	—	—	—			—
Class A common stock	—	—	—			—
Class B common stock	1	—	(1)	(b	)	—
Common stock	—	—	7	(b	)	7
Additional paid in capital	—	655	316,278	(b	)	316,933
Accumulated deficit	(8,960)	(37,177)	8,960	(b	)	(37,177)

Total Stockholders’ Equity (Deficit)	(8,959)	(36,522)	325,244			279,763

Total Liabilities and Stockholders’ Equity (Deficit)	$201,833	$28,581	$55,018			$285,432

Pro Forma notes

(A)	Derived from the unaudited condensed balance sheet of Old Pardes as of September 30, 2021.
(B)	Derived from the unaudited condensed balance sheet of FSDC II as of September 30, 2021.

See accompanying notes to the unaudited pro forma condensed combined financial information.

COMBINED ENTITY

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS FOR THE NINE MONTHS

ENDED SEPTEMBER 30, 2021

(in thousands, except share and per share amounts)

	Historical
	FSDC II (B)	Old Pardes (A)	Transaction Pro Forma Adjustments	Note 4	Pro Forma
Operating expenses:
Research and development	$—	$17,792	$—		$17,792
General and administrative	3,334	6,389	150	(a)	9,873
General and administrative – related party	80	—	—		80
Franchise tax expense	150	—	(150)	(a)	—

Total Operating expenses	3,564	24,181	—		27,745

Loss from operations	(3,564)	(24,181)	—		(27,745)

Other income (expense):
Interest income	12	10	(12)	(b)	10

Net loss	$(3,552)	$(24,171)	$(12)		$(27,735)

Weighted common shares outstanding – Class A	17,083,104	1,463,172	—		—
Basic and diluted net loss per share – Class A	$(0.16)	$(16.52)	$—		$—
Weighted common shares outstanding – Class B	4,915,865	—	—		—
Basic and diluted net loss per share – Class B	$(0.16)	$—	$—		$—
Weighted common shares outstanding	—	1,463,172	—	(c)	56,645,726
Net loss per share – basic and diluted	$—	$(16.52)	$—	(c)	$(0.49)

Pro Forma notes

(A)	Derived from the unaudited condensed statement of operations and comprehensive loss of Old Pardes for the nine months ended September 30, 2021.
(B)	Derived from the unaudited condensed statement of operations of FSDC II for the nine months ended September 30, 2021.

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED

STATEMENT OF OPERATIONS FOR THE

PERIOD ENDED DECEMBER 31, 2020

(in thousands, except share and per share amounts)

	Historical
	FSDC II (B)	Old Pardes (A)	Transaction Pro Forma Adjustments	Note 4	Pro Forma
Operating expenses:
Research and development	$—	$4,563	$—		$4,563
General and administrative	1	750	—		751

Total Operating expenses	1	5,313	—		5,314

Loss from operations	(1)	(5,313)	—		(5,314)

Other income (expense):
Change in fair value of SAFEs	—	(7,693)	—		(7,693)

Net loss	$(1)	$(13,006)	$—		$(13,007)

Weighted common shares outstanding – Class A	—	—	—		—
Basic and diluted net loss per share – Class A	$—	$—	$—		$—
Weighted common shares outstanding – Class B	4,375,000	—	—		—
Basic and diluted net loss per share – Class B	$—	$—	$—		$—
Weighted common shares outstanding	—	—	—	(c)	56,645,726
Net loss per share – basic and diluted	$—	$—	$—	(c)	$(0.23)

Pro Forma notes

(A)	Derived from the audited statement of operations and comprehensive loss of Old Pardes for the period from February 27, 2020 (inception) through December 31, 2020.
(B)	Derived from the audited statement of operations of FSDC II for the period from August 21, 2020 (inception) through December 31, 2020.

See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 — Description of the Merger

On December 23, 2021, the Combined Entity consummated the previously announced Business Combination pursuant to the Merger Agreement between FSDC II, Merger Sub, Old Pardes and Shareholder Representative Services LLC, through which Merger Sub merged with and into Old Pardes, with Old Pardes as the surviving company in the Merger. Upon the closing of the Business Combination, FSDC II changed its name to “Pardes Biosciences, Inc.” (“New Pardes”).

As a result of the Merger, Old Pardes equity holders received an aggregate number of shares of Combined Entity Common Stock equal to (i) $325.0 million, divided by (ii) $10.00, or 32,500,000 shares. The final conversion ratio used to calculate the final Merger Consideration was 1.4078, resulting in 23,630,965 shares issued for all issued and outstanding Old Pardes common stock and preferred stock, 5,733,270 shares of unvested restricted stock, 2,878,138 shares issued for Old Pardes’s underlying vested, unvested, and unexercised options, and 257,627 shares reserved for contractually committed issuance under the 2021 Stock Option and Incentive Plan. In connection with the closing of the Business Combination, certain investors agreed to subscribe for and purchase an aggregate of $75.0 million of common stock of Combined Entity (the “PIPE Investment”).

The following represents the aggregate Merger consideration:

(in thousands, except share and per share information)	Purchase Price	Shares Issued
Share consideration to Old Pardes(a)(b)	$325,000	32,500,000

(a)	The value of common stock issued to Old Pardes included in the consideration is reflected at $10.00 per share as defined in the Merger Agreement.
(b)

The total 32,500,000 consideration shares include 23,630,965 shares to be issued for all issued and outstanding Old Pardes common and preferred stock, 5,733,270 shares of unvested restricted stock and 3,135,765 shares underlying unissued, unexercised and/or contractually committed stock options.

The following summarizes the unaudited pro forma common stock outstanding following the consummation of the Business Combination and the PIPE Investment:

	Shares	%
FSDC II public stockholders, Sponsor and Directors	25,514,761	39.0%

Total FSDC II	25,514,761	39.0%
Old Pardes(A)	23,630,965	36.0%
Old Pardes shares of unvested restricted stock(A)	5,733,270	8.8%
PIPE Shares	7,500,000	11.4%

Total Shares at Closing (excluding Old Pardes-Remaining Consideration shares)	62,378,996
Old Pardes Remaining Consideration Shares(A)	3,135,765	4.8%

Total Shares at Closing	65,514,761	100.0%

(A)

Total consideration to be issued to Old Pardes is $325.0 million or 32,500,000 shares (at $10.00 per share). The total shares to be issued includes Old Pardes common and preferred stock plus shares underlying outstanding or contractually committed stock options as of December 23, 2021. Accordingly, the consideration shares outstanding at the closing of the Business Combination has been adjusted to exclude 3,135,765 stock options that were outstanding or contractually committed at the closing of the Business Combination. Total shares at closing of the Business Combination includes 5,733,270 shares of unvested restricted stock, which have voting rights but are not outstanding for accounting purposes. The Old Pardes-Remaining Consideration Shares reflect a conversion ratio of 1.4078 as of December 23, 2021. Old Pardes shares are presented as of September 30, 2021. Three Old Pardes investors, including two investors affiliated with the Sponsor, were participants in the PIPE Investment with 1,000,000 shares being issued in the aggregate to Sponsor affiliates and 500,000 shares being issued to the other Old Pardes investor, respectively.

Note 2 — Basis of Presentation

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” The historical financial information of FSDC II and Old Pardes include transaction accounting adjustments to illustrate the estimated effect of the Business Combination and the PIPE Investment and certain other adjustments to provide relevant information necessary for an understanding of the Combined Entity upon consummation of the transactions described herein.

The Business Combination will be accounted for as a reverse recapitalization because Old Pardes has been determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The determination is primarily based on the evaluation of the following facts and circumstances taking into consideration:

•	The pre-combination equity holders of Old Pardes will hold the relative majority of voting rights in the Combined Entity;

•	The pre-combination equity holders of Old Pardes will have the right to appoint the majority of the directors on the Combined Entity Board;

•	Senior management of Old Pardes will comprise the senior management of the Combined Entity; and

•	Operations of Old Pardes will comprise the ongoing operations of the Combined Entity.

Under the reverse recapitalization accounting model, the Business Combination will be treated as Old Pardes issuing stock for the net assets of FSDC II, with no goodwill or intangible assets recorded.

One-time direct and incremental transaction costs incurred prior to, or concurrent with, the closing of the Business Combination are reflected in the unaudited pro forma condensed combined balance sheet as a direct reduction to the Combined Entity’s additional paid-in capital and are assumed to be cash settled.

The unaudited pro forma condensed combined financial information does not reflect the income tax effects of the pro forma adjustments. Management believes this unaudited pro forma condensed combined financial information to not be meaningful given the Combined Entity incurred significant losses during the historical periods presented.

The pro forma adjustments are based on the information currently available. The assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. The unaudited pro forma condensed combined statements of operations are not necessarily indicative of what the actual results of operations would have been had the Business Combination taken place on the date indicated, nor are they indicative of the future consolidated results of operations of the Combined Entity. They should be read in conjunction with the historical consolidated financial statements and notes of the Companies incorporated herein by reference.

Management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the post-combination company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

The Combined Entity expects to issue new equity awards to its employees after the consummation of the Business Combination. The terms of the future equity awards have not been finalized and remain subject to change. Accordingly, no effect has been given in the unaudited pro forma condensed combined financial information for the new awards.

The unaudited pro forma condensed combined financial information does not reflect the income tax effects of the transaction accounting adjustments as any change in the deferred tax balance would be offset by an increase in the valuation allowance given Old Pardes incurred significant losses during the historical period presented.

Note 3 — Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021

The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2021, are as follows:

Pro Forma transaction accounting adjustments

a)	Represents the impact of the Business Combination on the cash balance of the Combined Entity. The table below represents the sources and uses of funds as it relates to the Business Combination:

(in thousands)	Note	Pro Forma Cash
FSDC II cash held in Trust Account	(1)	$201,262
PIPE – FSDC II Sponsor	(2)	10,000
PIPE – Old Pardes Shareholders	(2)	5,000
Other PIPE Investors	(2)	60,000
Proceeds from Old Pardes convertible notes with entities affiliated with the Sponsor and FSDC II’s officers	(3)	10,000
Payment of redeeming FSDC II Stockholders	(4)	(2,440)
Payment of deferred underwriting commissions	(5)	(7,044)
Payment of other transaction costs	(6)	(6,177)
Payment of FSDC II accrued transaction costs	(7)	(2,349)
Payment of Old Pardes accrued transaction costs	(7)	(302)
Payment of franchise tax payable	(7)	(149)
Repayment of Old Pardes convertible notes	(3)	(10,000)
Payment of FSDC II directors and officers tail liability insurance	(8)	(1,875)
Payment of Old Pardes directors and officers liability insurance	(8)	(3,488)

Excess cash to balance sheet from the Business Combination		$252,438

(1)	Represents the amount of the cash held in the trust account upon consummation of the Business Combination at Closing.
(2)	Represents the issuance, from the PIPE Investment, to certain investors of 75.0 million shares of Combined Entity common stock at a price of $10.00 per share.
(3)

Represents the proceeds from and subsequent repayment of Old Pardes convertible notes entered into with entities affiliated with the Sponsor and FSDC II’s officers. Old Pardes issued convertible notes for an aggregate principal amount of $10.0 million from such affiliated entities. The convertible notes accrued interest at the annual rate of 4.0% per annum and were due and payable at the earlier of the closing under the Merger Agreement, the closing of a “corporate transaction” and at any time on or after the maturity date at Old Pardes’s election or upon demand of a purchaser. The notes were repaid in connection with the Merger closing.

(4)	Represents the amount paid to FSDC II stockholders who exercised redemption rights.
(5)	Represents payment of the deferred underwriting commissions.
(6)	Represents the payment of related transaction expenses.
(7)	Represents payment of accrued transaction costs related to the Business Combination.
(8)	Represents payment of directors and officers liability insurance.

b)	The following table represents the impact of the Business Combination and PIPE Investment on the number of shares of FSDC II Common Stock and represents the total equity:

	Common Stock
	Number of Shares		Par Value		Old Pardes’ Stock	Additional paid-in capital	Accumulated deficit
(in thousands, except share amounts)	Class A Stock	Class B Stock	Class A Stock	Class B Stock
Pre Business Combination – FSDC II stockholders	—	4,941,250	$—	$1	$—	$—	$(8,960)
Pre Business Combination – FSDC Holdings, LLC	602,500	90,000	—	—	—	—	—
Pre Business Combination – Old Pardes	—	—	—	—	59,132	655	(37,177)
Conversion of Class B common stock to Class A common stock	5,031,250	(5,031,250)	1	(1)	—	—	—
Reclassification of redeemable stock to Class A common stock	20,125,000	—	2	—	—	201,248	—
Less: Redemption of redeemable shares	(243,989)	—	—	—	—	(2,440)	—
Old Pardes Stockholders, including Old Pardes Remaining Consideration	32,500,000	—	3	—	—	(3)	—
PIPE – Old Pardes stockholders	1,500,000	—	—	—	—	5,000	—
PIPE – Other Investors	6,000,000	—	1	—	—	69,999	—

Balances after share transactions of Combined Entity	65,514,761	—	7	—	59,132	274,459	(46,137)
Estimated transaction costs	—	—	—	—	—	(7,698)	—
Elimination of historical accumulated deficit of FSDC II	—	—	—	—	—	(8,960)	8,960
Elimination of historical stock of Old Pardes	—	—	—	—	(59,132)	59,132	—

Post-Business Combination	65,514,761	—	$7	$—	$—	$316,933	$(37,177)

Note 4 — Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2021

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2021, are as follows:

Pro Forma transaction accounting adjustments

a)	To reclass historical FSDC II franchise tax expense to general and administrative expenses of the Combined Entity.
b)	To eliminate interest income generated by the Trust Account.
c)	Basic and diluted net loss per share amounts. See Note 5 — Net Loss Per Share for additional details.

Note 5 — Net Loss Per Share

Net loss per share calculated using the historical weighted average shares outstanding, including shares issued through in connection with the FSDC II IPO and a private placement completed in February 2021, and the issuance of additional shares in connection with the Business Combination and PIPE Investment, assuming the shares were outstanding since January 1, 2020. As the Business Combination is being reflected as if it had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Business Combination and PIPE Investment have been outstanding for the entire period presented.

The unaudited pro forma condensed combined financial information has been for the nine months ended September 30, 2021, and the year ended December 31, 2020:

	Nine Months Ended September 30, 2021	Year Ended December 31, 2020
(in thousands, except share and per share amounts)
Pro forma net loss	$(27,735)	$(13,007)
Pro forma weighted average shares outstanding-basic and diluted	56,645,726	56,645,726
Pro forma net loss per share-basic and diluted	$(0.49)	$(0.23)
Pro forma weighted average shares outstanding-basic and diluted
FSDC II	25,514,761	25,514,761

Total FSDC II	25,514,761	25,514,761
Old Pardes(1)	23,630,965	23,630,965
PIPE Shares	7,500,000	7,500,000

Pro forma weighted average shares outstanding-basic and diluted(2)	56,645,726	56,645,726

(1)

Excludes 5,733,270 shares of unvested restricted stock and 3,135,765 Old Pardes consideration shares that will be issued upon the occurrence of future events (i.e., exercise of stock options). Total consideration to be issued to Old Pardes is $325.0 million or 32,500,000 shares (at $10.00 per share). The total shares to be issued includes all issued and outstanding Old Pardes common and preferred stock plus shares of unvested restricted stock and shares underlying outstanding or contractually committed stock options as of December 23, 2021. Accordingly, the weighted average pro forma shares outstanding at close has been adjusted to exclude the portion of consideration shares that will be unvested, unissued, unexercised and/or contractually committed at the closing of the Business Combination.

(2)

For the purposes of calculating diluted earnings per share, it was assumed that all Old Pardes stock options are exchanged for Class A common stock. However, since this results in anti-dilution, the effect of such exchange was not included in calculation of diluted loss per share. Shares underlying these instruments exclude 5,733,270 shares of unvested restricted stock and 3,135,765 Old Pardes consideration shares for granted and contractually committed stock options.